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Exhibit 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

        We hereby consent to the use in this Registration Statement on Form SB-2, of our report dated March 22, 2004, relating to the financial statements of VitaCube Systems Holdings, Inc. as of and for the year ended December 31, 2003, and to the reference to our Firm as "Experts" in the Prospectus.

                      /s/ STALEY OKADA & PARTNERS

Surrey, British Columbia
Canada
June 28, 2004

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  Exhibit 23.2
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT